Exhibit 99.1

Synergy Resources Corporation Announces Pricing of Public Offering of Common Stock

Platteville, CO—January 28, 2015—Synergy Resources Corporation (NYSE MKT: SYRG) (“Synergy” or the “Company”) announced today that it has priced an underwritten public offering of 16,186,046 shares of the Company’s common stock at $10.75 per share. The Company has granted the underwriters a 30-day option to purchase up to an additional 2,427,906 shares of common stock. The Company intends to use the net proceeds from the offering, along with cash on hand, to fund additional asset acquisitions in the Wattenberg Field which may become available from time to time, to pay down outstanding indebtedness under its revolving credit facility and for corporate purposes, including working capital. The offering is expected to settle on February 2, 2015 subject to the satisfaction of customary closing conditions.

In connection with the common stock offering, Seaport Global Securities LLC is acting as sole book-runner/co-lead manager, Johnson Rice & Company L.L.C. is acting as co-lead manager, KeyBanc Capital Markets Inc. and SunTrust Robinson Humphrey, Inc. are acting as senior co-managers and IBERIA Capital Partners L.L.C., Roth Capital Partners, LLC, Wunderlich Securities, Inc., Canaccord Genuity Inc., Euro Pacific Capital Inc., GMP Securities LLC, Imperial Capital LLC and Northland Securities, Inc. are acting as co-managers.

The public offering is being made only by means of a prospectus supplement, free writing prospectus and accompanying base prospectus, which will be filed with the Securities and Exchange Commission. Once filed, copies of the prospectus supplement and accompanying base prospectus may be obtained from Seaport Global Securities LLC, 360 Madison Avenue, 21st Floor, New York, NY 10017, phone 646-264-5601.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. The offering is being made pursuant to an effective registration statement on Form S-3 previously filed by the Company with the Securities and Exchange Commission.

ABOUT SYNERGY RESOURCES CORPORATION

Synergy Resources Corporation is a domestic oil and natural gas exploration and production company. Synergy’s core area of operations is in the Denver-Julesburg Basin, which encompasses Colorado, Wyoming, Kansas, and Nebraska. The Wattenberg field in the D-J Basin ranks as one of the most productive fields in the U.S. The company’s corporate offices are located in Platteville, Colorado.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). All statements other than statements of historical facts included in this press release regarding our financial position, business strategy, plans and objectives of management for future operations and industry conditions, and are forward-looking statements. When used in this press release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the communities in which Synergy conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting the Company’s operations.

These forward-looking statements are based on current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Synergy’s control.

CONTACT:

Investor Relations Contact:

Jon Kruljac

Synergy Resources Corporation

jkruljac@syrginfo.com

Tel (303) 840-8166

Company Contact:

Rhonda Sandquist

Synergy Resources Corporation

rsandquist@syrginfo.com

Tel (970) 737-1073